EXHIBIT 21.1

                         SEACOR SMIT INC. & SUBSIDIARIES
                            WHOLLY OWNED SUBSIDIARIES

                                                           Jurisdiction of
                                                            Incorporation
                                                            -------------

Arthur Levy Enterprises, Inc.                                 Louisiana
Cameron Boat Rentals, Inc.                                    Louisiana
Gladys McCall, Inc.                                           Louisiana
Gulf Marine Transportation, Inc.                              Louisiana
McCall Marine Services, Inc.                                  Louisiana
Cameron Crews, Inc.                                           Louisiana
Philip A. McCall, Inc.                                        Louisiana
McCall Boat Rentals, Inc.                                     Louisiana
Carroll McCall, Inc.                                          Louisiana
McCall Crewboats, L.L.C.                                      Louisiana
McCall Enterprises, Inc.                                      Louisiana
SEACOR Marine (Nigeria) Inc.                                  Louisiana
SEAMAC Offshore L.L.C.                                        Louisiana
McCall Support Vessels, Inc.                                  Louisiana
O'Brien's Oil Pollution Services, Inc.                        Louisiana
SEACOR Marine (Mexico) Inc.                                   Louisiana
SEACOR Ocean Support Services Inc.                            Louisiana
SEACOR Ocean Lines Inc.                                       Louisiana
Galaxie Offshore Inc.                                         Louisiana
SEACOR Supply Ships Associates Inc.                           Louisiana
N.F. McCall Crews, Inc.                                       Louisiana
Liberty Services, Inc.                                        Louisiana
Plaisance Marine, Inc.                                        Louisiana
Gilbert Cheramine Boats, Inc.                                 Louisiana
G&B Marine Transportation, Inc.                               Louisiana
Gilco Supply Boats, Inc.                                      Louisiana
C&C Boat Rentals, Inc.                                        Louisiana
SEACOR Marine International Inc.                              Delaware
SEACOR Capital Corporation                                    Delaware
SEACOR Deepwater 1, Inc.                                      Delaware
SEACOR Deepwater 2, Inc.                                      Delaware
SEACOR Deepwater 3, Inc.                                      Delaware
VEESEA Holdings Inc.                                          Delaware
Storm Shipping Inc.                                           Delaware
Gem Shipping Inc.                                             Delaware
SEACOR-SMIT Offshore (International) Inc.                     Delaware
SEACOR-SMIT Offshore I Inc.                                   Delaware
National Response Corporation                                 Delaware
National Response Corporation of Puerto Rico                  Delaware
NRC Services, Inc.                                            Delaware
CRN Holdings Inc.                                             Delaware
International Response Corporation                            Delaware
OSRV Holdings, Inc.                                           Delaware
Vision Offshore Inc.                                          Delaware
SEACOR Vision LLC                                             Delaware
The O'Brien's Group, Inc.                                     Delaware
SEACOR Offshore Rigs Inc.                                     Delaware
SEACOR Management Services Inc.                               Delaware
SEACOR Offshore Inc.                                          Delaware



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                        SEACOR SMIT INC. & SUBSIDIARIES
                           WHOLLY OWNED SUBSIDIARIES
                                  (CONTINUED)

                                                        Jurisdiction of
                                                         Incorporation
                                                         -------------

Acadian Supply Ships Inc.                                  Delaware
SEACOR Worldwide Inc.                                      Delaware
SMIT Holdings Inc.                                         Delaware
Graham Marine Inc.                                         Delaware
Graham Offshore Inc.                                       Delaware
Graham Boats Inc.                                          Delaware
SEACOR Marine Inc.                                         Delaware
SEACOR Ocean Boats Inc.                                    Delaware
Energy Logistics, Inc.                                     Delaware
Offshore Aviation Inc.                                     Delaware
SEACOR International Chartering Inc.                       Delaware
SEACOR Communications Inc.                                 Delaware
F2B Investments, Inc.                                      Delaware
Suffolk Barge Line Inc.                                    Delaware
SCF Towing Corp.                                           New York
SCF Transportation Corp.                                   Delaware
SCF Barge Line II, Inc.                                    Delaware
Hampton Barge Line, Inc.                                   Delaware
Weston Barge Line, Inc.                                    Delaware
SCF Management Services, Inc.                              New York
Inland River Towing, Inc.                                  Delaware
SCF Marine, Inc.                                           Delaware
Anna Offshore Inc.                                         Alabama
Tex-Air Helicopters, Inc.                                  Texas
SEACOR Marine (Bahamas) Inc.                               Bahamas
SEACOR-SMIT Offshore (Worldwide) Ltd.                      Bahamas
SEACOR-SMIT Offshore (International) Ltd.                  Bahamas
SEACOR Offshore Supplyships One Ltd.                       Bahamas
SEACOR Bulk Carriers Inc.                                  Marshall Islands
SEACOR Marine (Europe) B.V.                                Netherlands
SEACOR-SMIT Holdings B.V.                                  Netherlands
SEACOR Marine (Asia) Pte. Ltd.                             Singapore
SEACOR Capital (Singapore) Pte. Ltd.                       Singapore
Gem Shipping Ltd.                                          Cayman Islands
SEACOR International Ltd.                                  United Kingdom
Vector-Seacor Ltd.                                         United Kingdom
SEACOR Capital (UK) Ltd.                                   United Kingdom
Putford Limited                                            United Kingdom
Boston Putford Offshore Safety, Ltd.                       United Kingdom
Southern Crewing Services, Ltd.                            United Kingdom
Warbler Shipping Ltd.                                      United Kingdom
SEACOR Capital Two Limited                                 United Kingdom
SEACOR Marine (Management) Ltd.                            United Kingdom
SEACOR Marine (West Africa) SAS                            France
SEACOR Marine (Isle of Man) Ltd.                           Isle of Man
Venezuelan Response Corporation, S.A.                      Venezuela
Congo Seacor Marine SA                                     Republic of the Congo



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
                        SEACOR SMIT INC. & SUBSIDIARIES
                           WHOLLY OWNED SUBSIDIARIES
                                  (CONTINUED)

                                                          Jurisdiction of
                                                           Incorporation
                                                           -------------

Stirling Shipping Holdings Limited                            Scotland
Stirling Shipping Company Limited                             Scotland
Stirling Offshore Limited                                     Scotland
Stirling Marine Limited                                       Scotland
Stirling Shipmanagement Limited                               Scotland
Bruce Marine Limited                                          Scotland




















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                        SEACOR SMIT INC. & SUBSIDIARIES
                         50% OR LESS OWNED SUBSIDIARIES

                                                         Jurisdiction of
                                                          Incorporation
                                                          -------------

West Africa Offshore Ltd.                                     Nigeria
Maritima Mexicana, S.A. de C.V.                               Mexico
Seamex International Ltd.                                     Liberia
Minvest S.A.                                                  Argentina
Smit-Lloyd Mainport (Ireland) Ltd.                            Ireland
South Atlantic Offshore Services S.A.                         Panama
Red Dragon Marine Services Ltd.                               China
Ocean Marine Services (Egypt) Ltd.                            Egypt
Smit Lloyd Matsas (Hellas) Shipping Company S.A.              Greece
Seacor-Smit (Aquitaine) Ltd.                                  Bahamas
Ultragas Seacor Ltda.                                         Chile
Patagonia Offshore Services SA                                Argentina
Vensea Offshore Ltd.                                          Bahamas
Delta Seacor Ltd.                                             Trinidad & Tobago
Sea Treasure Shipping Ltd.                                    Liberia
Marine Environmental Services (Thailand) Ltd.                 Thailand
Vensea Marine S.R.L.                                          Venezuela
Globe Wireless, LLC                                           Delaware
Yarnell Marine LLC                                            Washington
Pelican Offshore Services Pte Ltd                             Singapore
West Coast Standby Ltd.                                       United Kingdom
IRC do Brasil Ltda.                                           Brazil
Strategic Software Limited                                    United Kingdom















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